                                                                      EXHIBIT 24

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of March, 2004.

                                                  Signature: /s/ Mark Chenoweth
                                                             -------------------
                                                  Print Name: Mark Chenoweth

ACS Stores, LLC
America's Country Stores, LLC
America's Country Stores Holdings, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of March, 2004.

                                                      Signature: /s/ Mike Doyle
                                                                 ---------------
                                                      Print Name: Mike Doyle

ACS Stores, LLC
America's Country Stores, LLC
America's Country Stores Holdings, LLC
PMI Agriculture, LLC
PMI Nutrition International, LLC
PMI Nutrition, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of March, 2004.

                                                Signature: /s/ Robert DeGregorio
                                                           ---------------------
                                                Print Name: Mark Chenoweth

ACS Stores, LLC
AG2AG, LLC
America's Country Stores Holdings, LLC
Land O'Lakes Farmland Feed LLC
Nutra-Blend, LLC
PMI Agriculture, LLC
PMI Nutrition International, LLC
PMI Nutrition, LLC
Purina Mills, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of March, 2004.

                                                 Signature: /s/ Thomas Verdoorn
                                                            -------------------
                                                 Print Name: Thomas Verdoorn

Advanced Business Concepts International, LLC
Land O'Lakes International Development Corporation

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of March, 2004.

                                                    Signature: /s/ Peter Simonse
                                                               -----------------
                                                    Print Name: Peter Simonse

Advanced Business Concepts International, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of March, 2004.

                                          Signature: /s/ Christopher Policinski
                                                     --------------------------
                                          Print Name: Christopher Policinski

Advanced Business Concepts International, LLC
Northwest Food Products Company, Inc.
Land O'Lakes International Development Corporation

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of March, 2004.

                                                    Signature: /s/ Mark Wilberts
                                                               -----------------
                                                    Print Name: Mark Wilberts

AG2AG, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of March, 2004.

                                                  Signature: /s/ Duane Halverson
                                                             -------------------
                                                  Print Name: Duane Halverson

AG2AG, LLC
Land O'Lakes Farmland Feed LLC
LOL Holdings II, Inc.
Research Seeds, Inc.

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of March, 2004.

                                                  Signature: /s/ Gary Swoverland
                                                             -------------------
                                                  Print Name: Gary Swoverland

Agricultural Indemnity Insurance Company

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of March, 2004.

                                                       Signature: /s/ Jeff Price
                                                                  --------------
                                                       Print Name: Jeff Price

Agricultural Indemnity Insurance Company

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of March, 2004.

                                                      Signature: /s/ Chris Varin
                                                                 ---------------
                                                      Print Name: Chris Varin

Agricultural Indemnity Insurance Company

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of March, 2004.

                                                    Signature: /s/ Sharon Hoerth
                                                               -----------------
                                                    Print Name: Sharon Hoerth

Alliance Milk Products, LLC
Milk Products, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 23rd day of March, 2004.

                                                      Signature: /s/ Frank Goode
                                                                 ---------------
                                                      Print Name: Frank Goode

Alliance Milk Products, LLC
Milk Products, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of March, 2004.

                                                       Signature: /s/ Paul Siler
                                                                  --------------
                                                       Print Name: Paul Siler

Alliance Milk Products, LLC
Milk Products, LLC
Nutra-Blend, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of March, 2004.

                                                       Signature: /s/ Rick Bowen
                                                                  --------------
                                                       Print Name: Rick Bowen

Alliance Milk Products, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of March, 2004.

                                                  Signature: /s/ Richard Poeppel
                                                             -------------------
                                                  Print Name: Richard Poeppel

Alliance Milk Products, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 2nd day of April, 2004.

                                                     Signature: /s/ Jerry Booren
                                                                ----------------
                                                     Print Name: Jerry Booren

Diamond Cross, LLC
Golden State Feeds, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of March, 2004.

                                                    Signature: /s/ Carol Kitchen
                                                               -----------------
                                                    Print Name: Carol Kitchen

Diamond Cross, LLC
Golden State Feeds, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of March, 2004.

                                                     Signature: /s/ Paul Cameron
                                                                ----------------
                                                     Print Name: Paul Cameron

Diamond Cross, LLC
Golden State Feeds, LLC
Thomas Products, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of March, 2004.

                                                   Signature: /s/ Maurie Cashman
                                                              ------------------
                                                   Print Name: Maurie Cashman

FMR, Inc.

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of March, 2004.

                                                    Signature: /s/ Pete Petersen
                                                               -----------------
                                                    Print Name: Pete Petersen

FMR, Inc.

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of March, 2004.

                                                  Signature: /s/ Jim Wahrenbrock
                                                             -------------------
                                                  Print Name: Jim Wahrenbrock

FMR, Inc.
Land O'Lakes Farmland Feed LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of March, 2004.

                                                   Signature: /s/ Mark McCaslin
                                                              -----------------
                                                   Print Name: Mark McCaslin

Forage Genetics, Inc.
Research Seeds, Inc.

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 16th day of March, 2004.

                                                     Signature: /s/ Peter Janzen
                                                                ----------------
                                                     Print Name: Peter Janzen

Forage Genetics, Inc.
L.L. Olds Seed Company
Michigan State Seed Company
Seed Research, Inc.

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of March, 2004.

                                                Signature: /s/ Fernando Palacios
                                                           ---------------------
                                                Print Name: Fernando Palacios

Golden Valley Dairy Products

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of March, 2004.

                                                     Signature: /s/ Alan Pierson
                                                                ----------------
                                                     Print Name: Alan Pierson

Golden Valley Dairy Products

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of March, 2004.

                                                     Signature: /s/ Robert Brown
                                                                ----------------
                                                     Print Name: Robert Brown

Golden Valley Dairy Products

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of March, 2004.

                                                    Signature: /s/ Dave Seehusen
                                                               -----------------
                                                    Print Name: Dave Seehusen

L.L. Olds Seed Company
Research Seeds, Inc.
Seed Research, Inc.

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of March, 2004.

                                                     Signature: /s/ Robert Terry
                                                                ----------------
                                                     Print Name: Robert Terry

Land O'Lakes Farmland Feed LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of March, 2004.

                                                     Signature: /s/ Steve Rhodes
                                                                ----------------
                                                     Print Name: Steve Rhodes

Land O'Lakes Farmland Feed LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of March, 2004.

                                                     Signature: /s/ John Gherty
                                                                ---------------
                                                     Print Name:  John Gherty

Land O'Lakes Holdings, Inc.
Land O'Lakes International Development Corporation
North Coast Fertilizer II, Inc.
Realty LOL, Inc.
Research Seeds, Inc.

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 5th day of April, 2004.

                                                    Signature: /s/ Brian Roesler
                                                               -----------------
                                                    Print Name: Brian Roesler

LOL Power, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 26th day of March, 2004.

                                                         Signature: /s/ Don Berg
                                                                    ------------
                                                         Print Name: Don Berg

Northwest Food Products Company, Inc.

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of March, 2004.

                                                  Signature: /s/ Paul Delperdang
                                                             -------------------
                                                  Print Name:  Paul Delperdang

Northwest Food Products Company, Inc.
Northwest Food Products Transportation, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of March, 2004.

                                                       Signature: /s/ Jim Sleper
                                                                  --------------
                                                       Print Name: Jim Sleper

Northwest Food Products Transportation, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 17th day of March, 2004.

                                                         Signature: /s/ Jim Hahn
                                                                    ------------
                                                         Print Name: Jim Hahn

Northwest Food Products Transportation, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 18th day of March, 2004.

                                                     Signature: /s/ Mike Osborne
                                                                ----------------
                                                     Print Name: Mike Osborne

Nutra-Blend, LLC
Thomas Products, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of March, 2004.

                                                   Signature: /s/ David Hoogmoed
                                                              ------------------
                                                   Print Name: David Hoogmoed

PMI Agriculture, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of March, 2004.

                                                    Signature: /s/ Glenn Shields
                                                               -----------------
                                                    Print Name: Glenn Shields

PMI Agriculture, LLC
PMI Nutrition International, LLC
PMI Nutrition, LLC

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 31st day of March, 2004.

                                                    Signature: /s/ Mike Robinson
                                                               -----------------
                                                    Print Name: Mike Robinson

Seed Research, Inc.

                           CERTAIN DIRECT AND INDIRECT
                       SUBSIDIARIES OF LAND O'LAKES, INC.

                                Power of Attorney
                           of Director and/or Officer

                  The undersigned director and/or officer of certain direct/indirect subsidiaries of Land O'Lakes, Inc., does hereby make, constitute, and appoint John E. Gherty and Daniel Knutson, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place, and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") to be filed by Land O'Lakes, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Land O'Lakes, Inc., and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 22nd day of March, 2004.

                                                      Signature: /s/ John Peters
                                                                 ---------------
                                                      Print Name: John Peters

Thomas Products, LLC